AdvisorDesigns® Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated February 1, 2010,
To Prospectus Dated May 1, 2009

Effective February 1, 2010, the following riders will no longer be available for purchase with the Contract or if applicable, on a Contract Anniversary:

●	Guaranteed Minimum Income Benefit at 3% or 5%

●	6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly Dollar for Dollar Living Benefit)

●	Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%

●	Combined Annual Stepped Up and Guaranteed Growth Death Benefit

●	Enhanced Death Benefit

●	Combined Enhanced and Annual Stepped Up Death Benefit

●	Combined Enhanced and Guaranteed Growth Death Benefit

●	Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit

●	6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit (formerly Dollar for Dollar Combination Benefit)

●	Guaranteed Minimum Withdrawal Benefit

●	Total Protection

●	Extra Credit at 3% or 5%

●	Death Benefit – Return of Premium Beyond Issue Age 80 (Florida only)

●	Annual Stepped Up Death Benefit Beyond Age 80 (Florida only)

Please Retain This Supplement With Your Prospectus For Future Reference